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                                                                    Exhibit 10.7


                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
California Steel Industries, Inc.:

We consent to the use in this Annual Report on Form 20-F/A filed by Companhia Vale do Rio Doce (Registration No. 000-26030) which is incorporated by reference in the Registration Statement on Form F-3 (Registration No. 333-82136) of our report dated January 19, 2001 relating to the consolidated balance sheets of California Steel Industries, Inc. and subsidiary as of December 31, 2000 and 1999 and the related consolidated statements of income, stockholders' equity and cash flows for each of the years in the three year period ended December 31, 2000.


                                      /s/ KPMG LLP


Orange County, California
March 6, 2002